UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  March  16,  2006
                                                         ----------------

                              SEAMLESS WI-FI, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   0-20259                      33-0845463
           ------                   -------                      ----------
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)

                800N. Rainbow Blvd, Suite 208,Las Vegas, Nevada       89107
                 -----------------------------------------------      -----
               (Address of principal executive offices)            (Zip Code)

                                  775-588-2387
                                  ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
          (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

Section 1-Registrant's  Business  and  Operations
-------------------------------------------------

Item  8.01  Other  Events

On March 14, 2006 the registrant executed an "Asset Purchase and Investment Agreement" acquiring the patents to a mini computer referred to as the ED which is attached.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

March  16,  2006
----------------
Date

/s/  Albert  R.  Reda
---------------------
Albert  R.  Reda,  President


Section  9  -  Financial  Statements  and  Exhibits
---------------------------------------------------

Item  9.01  Financial  Statements  and  Exhibits.
(a)     Financial  Statements.  None.
(b)     Pro  Forma  Financial  Information.  None.
(c)     Exhibits.  Dated  March  14,  2006.

                     ASSET PURCHASE AND INVESTMENT AGREEMENT

This ASSET PURCHASE AND INVESTMENT AGREEMENT ("Agreement"), is entered into this
                                               ---------
date  March  14,  2006  (the  "Effective  Date") between SEAMLESS Wi-Fi, Inc., a
                               ---------------
Nevada corporation with a principal place of business at 800 North Rainbow Blvd. Suite 208, Las Vegas, Nevada 89107 ("SLWF"), and Vercel Development,
                                           ----
Inc.("VDI").

                                    RECITALS

     WHEREAS,  VDI  is  a  privately held corporation engaged in the business of developing, among other products, a mini-computer known as the Entertainment Device, illustrated in EXHIBIT A ("ED");
                                        --

      WHEREAS, SLWF is a publicly traded company traded on the OTCBB under the stock symbol "SLWF" and is in the business of developing software and deploying Wi-Fi to the hospitality industry; and

     WHEREAS, VDI owns certain intellectual property embodied in the ED and wishes to sell such intellectual property, and SLWF wishes to purchase the intellectual property underlying the ED design that is owned by VDI on the terms and conditions set forth herein.

                                    AGREEMENT

The  parties to this Agreement, intending to be legally bound, agree as follows:

1.     PURCHASE  OF  TECHNOLOGY

     1.1. VDI agrees to and hereby does assign, transfer, convey and deliver to SLWF, good and valid title to the Assigned Assets (as defined below), free and clear of any encumbrances, on the terms and subject to the conditions set forth in this Agreement. For purposes of this Agreement, the term "Assigned
                                                                        --------
Assets"  shall  include (i) the issued U.S. patents listed on EXHIBIT B attached
------
hereto (the "Patents"), (ii) all know-how, trade secrets, discoveries, concepts,
             -------
ideas, technologies, whether patentable or not, including processes, methods, formulas and techniques, computer software (including source code but not including software that is licensed or to be licensed from third parties), abandoned patent applications or invention disclosures related to the Patents or otherwise embodied in the ED, and (ii) any and all copyrights, copyright registrations and copyrightable subject matter owned or controlled by VDI related to the Patents or otherwise embodied in the ED.

     1.2. VDI further agrees to and hereby does assign to SLWF all of the right, title and interest in any other U.S. or foreign Letters Patent which may issue based on the technology disclosed in the Patents, as well as all divisions, continuations, reissues, re-examinations and extensions of the Patents. VDI further acknowledges that included in this assignment is the right to bring suit to enforce any of the Patents against activities which occurred before the date of this Agreement.

     1.3. VDI agrees to execute upon the request of SLWF any assignment paper or other document reasonably necessary to evidence the assignment of the rights hereunder to SLWF, and agrees to cooperate with SLWF in all other matters relating to the assignment of these rights to SLWF.

     1.4. Rights not specifically assigned are reserved to VDI. This Agreement does not grant SLWF rights to use any of VDI's other inventions, works, know-how, trade secrets, or product designs, other than those included in the Assigned Assets.

2.     INVESTMENT  OBLIGATION

     2.1. SLWF agrees to invest over 4 months for the development and manufacturing of a next version of the ED (hereinafter, "EDV1"); provided,
                                                               ----
however, that VDI provides commercially reasonable assistance to SLWF in the development and manufacture of the EDV1.

     2.2. The EDV1 design specifications, along with modifications, time frames for dispersion of funds and production schedules shall be as set forth in, which may be amended from time to time by mutual consent of the parties.

3.     PAYMENT

     3.1. SLWF hereby agrees to pay $500,000 to VDI, in accordance with the schedule set forth in as consideration of the Assigned Assets purchased by SLWF.

     3.2. Security interest. To secure the payment and performance of all of its obligations under this Agreement, SLWF hereby grants to VDI a continuing security interest in and to the following personal property of SLWF: (i) the Patents and all other Assigned Assets; (ii) any other U.S. or foreign Letters Patent which may issue based on the technology disclosed in the Patents, as well as all divisions, continuations, reissues, re-examinations and extensions of the Patents; and (iii) all accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing (collectively, the "Collateral"). This security interest will terminate when the final payment under has been made.

     3.3. SLWF will execute and deliver to VDI, concurrently with the execution of this Agreement, and at any later time at the request of VDI, all financing statements, instruments or other documents as VDI may request in a form reasonably satisfactory to VDI to perfect and keep as a first priority perfected security interest the security interest granted by Paragraph 3.2. SLWF also authorizes VDI to file any amendments, continuations, statements, or other instruments as may be reasonably necessary to continue or maintain the perfection of VDI's security interest as a first priority perfected security interest.

     3.4. Unless and until the security interest granted by Paragraph 3.2 has been terminated and released, SLWF will not grant any other party nor will it cause to exist a security interest in all or any part of the Collateral, and will not sell or assign any of the Assigned Assets to any third party except as permitted under Section 3.2.

     3.5. Termination for breach. If SLWF at any time fails to make any payment due under this Agreement, fails to make any report required under this Agreement, makes an intentionally false report, or commits some other material breach, and SLWF fails to remedy such default within 30 days after written notice from VDI (sent as required under Section 11.3), then VDI may, at its option, repurchase the Patents and the other Assigned Assets for a payment equivalent to the total amount paid by SLWF to date. In that event, this Agreement will terminate (including all payment obligations of SLWF provided for under Section 4, except as provided in Section 8.2) on the date that VDI tenders the repurchase price. If VDI does not tender the repurchase price within 120 days after providing SLWF with notice of its intent to repurchase, then VDI will forfeit its right to repurchase. Termination under this Paragraph
3.5 will not relieve SLWF of any royalty obligations accruing up to the time of such termination.

     3.6. Insurance. Beginning no later than the date on which production of any Products by or for SLWF or its Affiliates commences, and for five years after the termination of this Agreement, SLWF will maintain adequate commercial general liability insurance, including bodily injury and property damage, personal and advertising injury, completed operations, and product liability coverages of no less than Two Million Dollars (U.S. $2,000,000.00) per occurrence. The insurance will be provided by an insurance company having an A.M. Best's rating of no less than A-V. SLWF will include VDI as an additional insured on such policy. SLWF will provide VDI with a certificate evidencing such coverage, and will provide VDI with at least 60 days prior written notice of any cancellation or material change in such coverage.

4.     ROYALTIES

     4.1. SLWF will pay VDI royalties at the following rates, calculated as a percentage of the "Net Wholesale Selling Price," on all sales of Products (as defined below) by SLWF or its Affiliates:

- ten percent (10%) on all sales by SWLF or its Affiliates where SLWF Initiated the relationship with the customer; and

- fifteen percent (15%) on all sales by SWLF or its Affiliates where VDI identified the customer and introduced it to SLWF

- on sales by Licensees (as defined below), Twenty Dollars ($20.00) per ED unit sold or ten percent (10%) on all ED sales, whichever is greater; and ten percent (10%) on all sales of other Products including accessories.

"Net Wholesale Selling Price" means the gross wholesale selling price on all sales of the Products after deductions for actual and customary trade discounts, freight allowances, taxes, commissions, markdown allowances, and returns which are accepted and credited. Such deductions on sales will not in the aggregate exceed eight percent (8%) of the gross wholesale selling price, excluding returns accepted and credited. No such deductions will be taken on transactions between SLWF and any Affiliate. "Affiliate" means any entity of which SLWF or any of its officers, directors, equity owners, or principals directly or indirectly own more than 50% of the voting equity interests. "Products" means the ED including the EDV1, and all other products that incorporate, utilize, or are derived from the Assigned Assets, regardless of form, encasement or configuration, and any line extensions thereto and accessories designed for use with the ED. VDI will not be deemed to have initiated a relationship with a customer if SLWF communicated with the customer or distributor regarding sales of Products before VDI identified and introduced the customer to SLWF.

     4.2 REPORTS. Within thirty days following the end of each calendar quarter, starting with the quarter in which sale or licensing of the Products begins, SLWF will submit to VDI a report covering the sales of the Products during the preceding quarter, including sales by Affiliates, covering revenues that SLWF received during the preceding quarter from any licensees to whom SLWF grants the right to manufacture the ED or other Products ("Licensees"), and covering sales by Licensees during the preceding quarter. With the report, SLWF will transmit to VDI payment of the amounts due under Paragraphs 4.1 and 4.4. The report will itemize SLWF's and Affiliates' and Licensees' sales of each category or model of Products, and will itemize all deductions used to calculate Net Wholesale Selling Price. SLWF will pay VDI interest at a rate of prime plus four percent per annum or, if less, the maximum rate allowed by law, on any past due royalties.

     4.3 RECORDS. SLWF will keep and cause its Affiliates and Licensees to keep, for a minimum of five years, full and accurate records regarding the manufacture and sale of the Products, and of the revenue received from licensing the Products, in sufficient detail to enable the payments due VDI to be determined. VDI may, at its own expense, examine such records on ten days prior written notice, not more often than once in any calendar year, for the purpose of verifying the reports provided for in this Agreement. The examination will be conducted by an independent certified public accountant or other auditing professional and in such manner as to not unduly interfere with the business of SLWF or its Affiliates or Licensees. If the examination reveals an underpayment by SLWF of five percent (5%) or more of the royalties due VDI, SLWF will pay the reasonable cost of the examination. VDI's representatives will not disclose to any other person or entity any information acquired as a result of any such examination, provided, however, that VDI will not be prevented from using and disclosing such information in any action to enforce the rights of VDI under this Agreement, or otherwise disclosing such information as required by law.
4.4 THIRD PARTY LICENSING. SLWF will pay VDI royalties on sales of Products by SLWF's Licensees, at the rates set forth in Paragraph 4.1, based on the Licensees' Net Wholesale Selling Price. If SLWF grants a license to an
Affiliate, VDI will be paid royalties under Section 4.1 based on such Affiliate's sales.

5.     REPRESENTATIONS  AND  WARRANTIES  OF  SLWF  AND  VDI

SLWF  represents  and  warrants,  to  and  for  the  benefit of VDI, as follows:

     5.1. SLWF is a corporation organized, and validly existing and in good standing under the laws of the State of Nevada.

     5.2. SLWF has all requisite legal power and authority to enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of each and no further authorization or approval is required.

     5.3. SLWF has funds available to invest $500,000 over 4 months to develop and begin production of the EDV1.

     5.4. Neither the execution nor delivery by SLWF of this Agreement nor compliance by SLWF with the terms and provisions hereof will (a) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of SLWF, any award of any arbitrator or any other agreement, any regulation, law, judgment, order or the like to which SLWF is subject or any contract, or (b) result in the creation of any lien upon all or any of the Assigned Assets. SLWF is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness, any agreement relating thereto, or any other contract or agreement which would restrict or otherwise limit the transfer of the Assigned Assets after their assignment to SLWF.

     5.5. No action, suit, proceeding or investigation is pending or threatened against SLWF which, if decided adversely to SLWF, would prohibit the transactions contemplated by this Agreement or which would have a material adverse effect on SLWF's ability to consummate the transactions contemplated by this Agreement.

     5.6. There are no tax liens against any SLWF assets and there is no basis for any such lien.

     5.7. This Agreement and the Exhibits hereto, and all other documents delivered by SLWF to VDI or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact nor, to SLWF 's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

VDI  represents  and  warrants,  to  and  for  the  benefit of SLWF, as follows:

     5.8. VDI is a corporation organized, and validly existing and in good standing under the laws of the State of California.

     5.9. VDI has all requisite legal power and authority to enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of each and no further authorization or approval is required.

     5.10. VDI has good and marketable title in and to the Assigned Assets, and such are not subject to any mortgage, pledge, lien, lease, claim, encumbrance, charge, security interest, royalty obligations or other interest or claim of any kind or nature whatsoever.

     5.11. There are no material agreements or arrangements between VDI and any third party which may be reasonably likely to have a material effect upon VDI's title to and other rights respecting the Assigned Assets. VDI has the sole right to bring actions for infringement or misappropriation of any of the Assigned Assets.

     5.12. VDI has taken and will take reasonable security measures to protect the secrecy and confidentiality of all confidential information and trade secrets included in the Assigned Assets. VDI has not taken any action or, to its knowledge, failed to take an action that directly or indirectly caused the confidential information included in the Assigned Assets to enter the public domain or in any way affected VDI's absolute and unconditional ownership thereof. No source code or object code in any Assigned Asset is subject to an escrow and such source code has not been disclosed to any third party.

     5.13. To VDI's knowledge, the use of the Assigned Assets in the conduct of VDI's business has not and does not infringe or conflict with the rights of others in any jurisdiction in the world.

     5.14. VDI has not agreed to indemnify any third party for or against any infringement of the Assigned Assets.

     5.15. Neither the execution nor delivery by VDI of this Agreement nor compliance by VDI with the terms and provisions hereof will (a) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of VDI, any award of any arbitrator or any other agreement, any regulation, law, judgment, order or the like to which VDI is subject or any contract, or (b) result in the creation of any lien upon all or any of the Assigned Assets. VDI is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness, any agreement relating thereto or any other contract or agreement which restricts or otherwise limits the transfer of the Assigned Assets.

     5.16. No action, suit, proceeding or investigation is pending or threatened against VDI, which (a) questions the validity of this Agreement or the right of VDI to enter into this Agreement , nor seeks to prevent any of the transactions contemplated under this Agreement, (b) is reasonably likely to have a material adverse effect on the Assigned Assets, (c) challenges the ownership or use, in any respect, of the Assigned Assets, or (d) challenges the rights of VDI under or the validity of any of the Assigned Assets. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission agency, instrumentality or arbitrator or other similar ruling outstanding against VDI relating to the Assigned Assets or this transaction. No action, suit, proceeding or investigation is pending or threatened by VDI against any third party relating to the Assigned Assets.

     5.17. VDI is not in violation of any laws, material governmental orders, rules or regulations, whether federal, state or local, to which VDI are subject except for any such violations which are not reasonably likely to have a material adverse effect on SLWF.

     5.18. VDI has not granted rights that are currently in existence to manufacture, publish, produce, assemble, license or sell the Assigned Assets or any of the underlying technology to any other person and is not bound by any agreement which affects VDI's exclusive right to manufacture, publish, produce, assemble, license, distribute or sell the Assigned Assets.

     5.19. There are no tax liens against the Assigned Assets and there is no basis for any such lien.

     5.20. This Agreement and the Exhibits hereto, and all other documents delivered by VDI to SLWF or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact nor, to VDI's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

SLWF acknowledges that VDI does not own the operating system software (under the current design, Windows CE) to be used in the ED or any other third-party software or components to be used in the ED, and that licenses for the operating system and any other third-party software licenses or components must be purchased separately by SLWF. VDI does not warrant that the Patents are valid or enforceable or that the ED is subject to copyright or trade secret protection, or that its rights in the ED would otherwise be sufficient to prevent others from making the same or similar products.

6.     INDEMNIFICATION.

     6.1. VDI INDEMNITY. VDI and its successors agree to indemnify SLWF and its affiliates, its subsidiaries, or its successors and hold them harmless from and against any and all liabilities, losses, damages, costs or expenses (including without limitation reasonable legal and expert witnesses' fees and expenses) incurred by the SLWF, directly or indirectly, to the extent that such liabilities, losses, damages, costs or expenses ("Damages") are occasioned by,
                                                    -------
caused  by  or  arise  out  of:

6.1.1. any breach of any of the representations or warranties or failure to perform any of the covenants made by the VDI in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement; or

6.1.2. any debts, claims, liabilities, or obligations of VDI, none of which are being assumed by SLWF pursuant to this Agreement.

     6.2. SLWF INDEMNITY. SLWF agrees to indemnify VDI and hold them harmless from and against any and all liabilities, losses, damages, costs or expenses (including without limitation reasonable legal and expert witnesses' fees and expenses) incurred by the VDI to the extent that such Damages are occasioned by, caused by or arise out of any breach of any of the representations or warranties or failure to perform any of the covenants made SLWF in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement; or any debts, claims, liabilities, or obligations of SLWF, none of which are being assumed by VDI pursuant to this Agreement.

     6.3. INDEMNIFICATION CLAIMS. If either party hereto wishes to assert an indemnification claim against the other party hereto, under either Section 6.1. or 6.2 respectively (the "Claimant"), such Claimant shall deliver to the other
                            --------
party  a  written  notice  setting  forth:

6.3.1. The specific representation and warranty alleged to have been breached by such other party;

6.3.2. A detailed description of the facts and circumstances giving rise to the alleged breach of such representation and warranty; and

6.3.3. A detailed description of, and a reasonable estimate of the total amount of, the Damages actually incurred or expected to be incurred by the Claimant as a direct result of such alleged breach.

     6.4.     DEFENSE  OF THIRD PARTY ACTIONS. If either party (the "Indemnified
                                                                     -----------
Party")  hereto  receives  notice  or  otherwise  obtains  knowledge  of  the
-----
commencement or threat of any claim, demand, dispute, action, suit, examination, audit, proceeding, investigation, inquiry or other similar matter that may give rise to an indemnification claim against the other party hereto (the "Indemnifying Party"), then the Indemnified Party shall promptly deliver to the
 -------------------
Indemnifying Party a written notice describing such complaint or the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from liability under this Agreement with respect to such claim. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within 20 days thereafter to assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20 day period, then such Indemnified Party may employ counsel, reasonably acceptable to the Indemnifying Party, to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such litigation and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use all commercially reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any action, the defense of which they are maintaining, and to cooperate in good faith with each other with respect to the defense of any such action. No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not settle any claim or assertion, unless the Indemnified Party consents in writing to such settlement, which consent shall not be unreasonably withheld.

     6.5. EXPIRATION OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties set forth in this Agreement shall terminate and expire, and shall cease to be of any force or effect on the first anniversary of the Effective Date, and all liability of SLWF and VDI with respect to such representations and warranties shall thereupon be extinguished.

     6.6. THRESHOLD. Neither the VDI nor the SLWF shall be required to make any indemnification payment pursuant to Section 6.1 or 6.2, respectively, until such time as the total amount of all Damages that have been directly or indirectly suffered or incurred by an Indemnified Party, or to which an Indemnified Party has or otherwise becomes subject to, exceeds $50,000 in the aggregate. At such time as the total amount of such Damages exceeds $50,000 in the aggregate, the Indemnified Party shall be entitled to be indemnified against the full amount of such Damages (and not merely the portion of such Damages exceeding $50,000).

7.     TERMINATION  FOR  ABSENCE  OF  SALES  ACTIVITY,  INSOLVENCY.

     If SLWF i) has not initiated commercial sale of a version of the ED, either itself or through an Affiliate, within one year from when the development of the EDV1 is completed and the device is ready for the initial production run,
ii) has stopped selling all Products after initial commercialization, including the cessation of all Product sales through its Affiliates and Licensees anywhere in the world, for a period of one year, or iii) is dissolved, becomes insolvent or bankrupt, if bankruptcy proceedings are commenced by or against it, or if it discontinues its business, then VDI will have the option to repurchase the Patents and the other Assigned Assets for a payment equivalent to the total amount paid by SLWF to date under ("Repurchase Right"). In order to exercise VDI's Repurchase Right under clause i) or ii) above, however, VDI must provide SLWF 60 days written notice of its intent to exercise the Repurchase Right provided for under this Section 7.1. This Agreement will terminate on the date that VDI tenders the repurchase price. If VDI does not tender the repurchase price within 120 days after providing SLWF with the written notice of its intent to exercise its Repurchase Right, then VDI will forfeit that Repurchase Right but will not be foreclosed from exercising any other Repurchase Rights that may arise subsequently under this Section 7.1. This Section 7.1 will not limit VDI's rights with respect to security interest granted in Section 3.2.

8.     RIGHTS  UPON  TERMINATION  AND  REPURCHASE.

8.1. If VDI exercises its Repurchase Right provided for above in Section 7, or its repurchase rights under Section 3.5, all rights to the ED, the Patents and the other Assigned Assets shall revert to VDI. SLWF will execute such documents as are necessary to effect and record any such reassignment to VDI of such rights; provided however, that SLWF will retain all rights, title and interest to any improvements, enhancements or other modifications made by SLWF to the Products (including to the EDVI), and all attendant intellectual property rights associated therewith.

8.2. Upon exercise of the Repurchase Right provided for in Section 7, or VDI's exercise of its repurchase rights under Section 3.5, SLWF and its Affiliates and Licensees will have the right to dispose of existing inventory of the ED and any other Products, whether completed or in the process of manufacture, for a period of ninety days after termination, and may do so at prices less than the normal wholesale price. SLWF will pay VDI royalties under Paragraph 4 on such post-termination sales.

9.     ASSIGNMENT.

9.1. After the security interest granted by Paragraph 3.2 has been terminated and released, and if VDI has not provided SLWF with written notice of a right to repurchase the Assigned Assets as provided under Paragraph 3.5 or 7 (or, if such notice was provided, the right to repurchase has expired under the terms of Paragraph 3.5 or 7), SLWF may sell the Assigned Assets to a third party so long as the purchaser agrees in writing with VDI to will pay to VDI royalties and other consideration at the same rates as set forth under Paragraph 4.

9.2. Notwithstanding Paragraph 9.1, upon VDI's prior written consent, which will not be unreasonably withheld, SLWF may assign this Agreement along with the Assigned Assets to an entity succeeding to substantially all of SLWF's business, provided that the assignee agrees in writing to be bound, in the place of SLWF, by the provisions of this Agreement. Upon written notice to SLWF, VDI may assign all or part of its rights to receive payment under this Agreement.

10.     ADDITIONAL  COVENANTS.

     10.1. FURTHER ASSURANCES. Neither party shall not voluntarily undertake any course of action which interferes in any way with the rights obtained by hereunder or is otherwise inconsistent with the satisfaction of its obligations or agreements set forth in this Agreement. VDI hereby agrees not to contest the SLWF ownership of the Assigned Assets, or the exclusive right to manufacture, market and sell ED Units, except as explicitly provided under this Agreement. Both parties shall execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, consistent with the terms of this Agreement, which are reasonably requested and prepared by the other party, and shall take any other action, consistent with the terms of this Agreement, that may be reasonably requested and prepared by the other party for the purpose of assigning, transferring, granting, conveying, and confirming to the other party or reducing to its possession, any or all of the Assigned Assets. The requesting party shall be solely responsible for all out-of-pocket costs related to such requests.

     10.2. CONFIDENTIALITY. Each of the parties hereto hereby covenants and agrees that neither it, nor any of its employees, agents, officers or directors, will at any time make use of, divulge or disclose to any person, firm or corporation any trade secrets or confidential or proprietary information of the other party, its business, financial condition, operations or otherwise (including, without limitation, the terms and conditions of this Agreement and any amendments thereto, and the specifications on Exhibit A), whatever the source of such confidential or proprietary information ("Confidential
                                                                ------------
Information").  Confidential  Information  will further includes all information
-----------
in tangible or intangible form that is marked or designated as confidential or proprietary, or that, under the circumstances of its disclosure, should reasonably be considered confidential. Confidential Information shall also include the Assigned Assets, which as of the Effective Date, shall be considered the Confidential Information of SLWF. Each of the parties agree to use at least the same amount of care to protect the Confidential Information of the other party as that party would use to protect its own Confidential Information.

     10.3. Each party agrees that such Confidential Information concerning the other party shall only be divulged or disclosed to its employees who have a valid business reason to know such information and then only to the extent required for the performance of such employee's duties.

     10.4. Nothing herein shall restrict the right of any party to disclose Confidential Information which is ordered to be disclosed pursuant to judicial or other lawful governmental action, but only to the extent so ordered, or as otherwise required by applicable law or regulation. If either party is served with process to obtain any Confidential Information or subscriber records of the other party, that party shall immediately notify the other party and permit the other party to conduct the defense against disclosure. This confidentiality obligation shall not apply to information which is in the public domain through no act of the party desiring to disclose.

     10.5. SAMPLES. SLWF will provide VDI, free of charge, from the first shipment of the Products and annually thereafter, 12 samples of each model or SKU of the Products sold by SLWF or an Affiliate. SLWF will sell to VDI, at cost, such additional reasonable sample quantities of the ED and other Products as VDI may request. VDI will not resell such samples.

            10.6 As between SLWF and VDI, SLWF will be responsible for insuring that the Products that it markets and sells conform to applicable product safety laws and regulations.

11.     MISCELLANEOUS.

     11.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Nevada applicable to contracts between Nevada residents entered into and to be performed entirely within the State of Nevada. Any action or proceeding brought by either party against the other arising out of or related to this Agreement shall be brought exclusively in a state or federal court in Clark County, Nevada

     11.2. WAIVERS; CUMULATIVE REMEDIES. Any waiver, consent or the like must be in writing. Any waiver by either party of any breach of this Agreement by the other party shall not constitute a waiver of any other or subsequent breach of this Agreement. All remedies, either under this Agreement or by law or otherwise, afforded to the parties hereunder shall be cumulative and not alternative.

     11.3. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon receipt by facsimile with a confirming copy sent by first-class mail, postage prepaid, or five (5) days after deposit in the U.S. postal system by certified or registered mail, return receipt requested, postage prepaid to the addresses first set forth below such other address as a party may designate for itself by providing notice hereunder:

     11.4. ATTORNEYS' FEES. In any action brought to construe or enforce this Agreement, the prevailing party shall receive in addition to any other remedy to which it may be entitled, compensation for all costs incurred in pursuing such action, including, but not limited to, reasonable attorneys' and expert witnesses' fees and costs.

     11.5. EXPENSES. Each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transaction contemplated hereby.

     11.6. SEVERABILITY. In case any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deemed amended to the extent required to make it valid and enforceable and such amended provision and the remaining provisions of this Agreement will remain in full force and effect.

     11.7. TITLE AND HEADINGS. The titles and headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.8. SUCCESSOR AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

     11.9. RIGHTS OF THIRD PARTIES. Nothing contained in this Agreement, express or implied, shall be deemed to confer any rights or remedies upon, or obligate any of the parties hereto, to any person or entity.

     11.10. PUBLICITY. The terms of this Agreement shall be considered Confidential Information of VDI and SLWF. Both parties agree that the specific provisions hereof shall not be revealed or disclosed by it without the prior written consent of the other except to the extent such disclosure is required by applicable law or regulation.

     11.11. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the full, exclusive, complete and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes and revokes all other previous discussions, understanding and agreements, whether oral or written, between the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the affected party. This Agreement is to be construed as if jointly drafted by both parties. The words "include" or "including" do not limit the preceding words. This Agreement may be executed in counterparts. Facsimile signatures are binding.

The parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

SLWF     VDI
SEAMLESS  WI-FI,  INC               VERCEL  DEVELOPMENT,  INC.

By:  /s/ Albert Reda                By:  /s/ Derek Dotson
     -----------------------------       ----------------------------
Print  Name:  Albert  Reda          Print  Name:  Derek Dotson
              --------------------               --------------------
Its:  President                     Its:  Chief  Executive  Officer
      ----------------------------        ---------------------------

                                    EXHIBIT A

                                [GRAPHIC OMITED]

                                [GRAPHIC OMITED]


PRELIMINARY  TARGET  ED3  SPECIFICATIONS:

4  inch  TFT  screen  with  backlight  minimum  1/4  vga
Transflective  Touch  Screen,  OK  in  sunlight
128MB  Flash  ROM  Minimum
128MB  SDRAM  or  smaller  if  performance  if  OK
IrdA
820.11b/g
Bluetooth
SD  MMC  card  with  spring  socket
Compact  Flash  type  2  socket  with  Vercel  contact
Stereo  Jack
Mono  Speaker,  Mono  Mic  jack
120  -  240VAC  50  -  60  Hz  AC  Adapter
Stylus  high  quality
USB  1.1(Client)  for  active  sync
USB  2.0/OTG
Infra-red  SIR  (30  cm,  115.2Kbps)
Buttons:  Cursor,  MP3  player,  Power,  Game
Battery  Charging  LED,  Activity  LED
Reset  Button
Removable  Keyboard
Stereo  Speakers  mounted  in
Docking  Socket,  charging,  speakers,  keyboard

EXHIBIT  B

PATENTS  ASSIGNED


U.S.  Patent  No.  6,825,832                    U.S.  Patent  No.  D454,347